Exhibit 10.1.1

THE SECURITIES REPRESENTED BY THIS OPTION HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE; THEREFORE, THE TRANSFER OF THIS OPTION IS SUBJECT TO COMPLIANCE WITH THE CONDITIONS SPECIFIED HEREIN, AND NO SUCH TRANSFER OF THIS OPTION SHALL BE VALID UNTIL SUCH CONDITIONS HAVE BEEN FULFILLED.

TESSCO TECHNOLOGIES INCORPORATED

STOCK OPTION

THIS STOCK OPTION (this “Option”) is granted by TESSCO Technologies Incorporated, a Delaware corporation (the “Company”), to _______ (the “Optionee”) effective as of ________ (the “Grant Date”).

RECITALS

A. The Optionee is a key employee of the Company. In order to retain the Optionee and give the Optionee an additional incentive to further the Company’s growth, development, and financial success, the Compensation Committee of the Board of Directors of the Company (the “Committee”), pursuant to authority delegated by the Board of Directors of the Company (the “Board”), has determined to grant to the Optionee, pursuant to the TESSCO Technologies Incorporated Second Amended and Restated Stock and Incentive Plan (as heretofore or from time to time hereafter amended, the “Plan”), an option to purchase _____ shares (the “Option Shares”) of the Company's Common Stock, par value $.01 per share (the “Common Stock”), at an exercise price of $______ per share (the “Exercise Price”), which price the Board has determined to be the fair market value of the Common Stock as of the Grant Date.

B. This Option is not intended to, and shall not, constitute or be treated as an “incentive stock option” within the meaning of Section 422 of the Internal Revenue Code.

NOW, THEREFORE, to evidence the grant of the option and to set forth the terms and conditions governing the exercise thereof and the parties' other agreements relative thereto, the parties, intending to be legally bound, agree as follows:

SECTION 1. GRANT, TERM, AND VESTING OF OPTION

1.1. In General. The Company hereby grants to the Optionee the right, and the Optionee shall be entitled, to purchase from the Company at any time and from time to time after the date hereof but not later than 5:00 p.m. Baltimore time on ______ (the “Expiration Date”), up to_____ shares of Common Stock at the Exercise Price on the terms and subject to the conditions hereinafter set forth.

1.2. Right to Exercise. Except as otherwise set forth (and subject to all of the other conditions and limitations contained) in this SECTION 1, this Option shall become exercisable with respect to the percentage of the total number of Option Shares (the “Vested Percentage”) on each of the dates set forth below (each a “Vesting Date”), provided that the Optionee continues to be employed by the Company on such Vesting Date :

(a) On the [first] anniversary of the Grant Date: [25%] and

(b) On the corresponding day (i.e., on the __ day) of each calendar month following the [first] anniversary of the Grant Date and continuing for a total of [36] additional months, an additional [2.0833%], until the [fourth] anniversary of the Grant Date, when the total Vested Percentage shall equal 100%.

1.3. Change in Control.

(a) Accelerated Vesting. Notwithstanding Section 1.2, if there is a Change in Control of the Company and either (i) the Optionee continues to be employed by the Company on the date of the Change in Control or (ii) the Optionee’s employment was terminated either(x) by the Company other than for Cause (as defined below) or (y) by the Optionee for Good Reason (as defined below) and the effective date of such termination was not more than three (3) months before the date of the Change in Control, then this Option shall (if not already so exercisable) become exercisable with respect to 100% of the total number of Option Shares.

(b) Notice of Change in Control.

(i) If at any time before the Expiration Date the Company becomes aware of the occurrence (or impending occurrence) of any event described in subsection (d)(i) or subsection (d)(ii) of this Section 1.3 (a “Change in Control Event”), then the Company shall endeavor to give the Optionee written notice thereof as promptly as practicable, setting forth (if known) the date on or about which the Change in Control Event occurred or is anticipated to occur, but neither the giving of such notice nor any failure to give such notice shall extend or shorten the time for exercise of this Option, which shall remain exercisable as otherwise provided herein.

(ii) Not later than twenty (20) days before (x) the consummation of a transaction described in subsection (d)(iii) or subsection (d)(iv) of this Section 1.3 (a “Change in Control Transaction”) or (y) the record date or other date for establishing the holders of Common Stock entitled to the liquidating dividend or other distribution (or, if more than one distribution is contemplated, the initial distribution) (the “Liquidating Distribution Record Date”) in respect of any complete or partial liquidation, dissolution, or divisive reorganization of the Company approved (or to be approved) by the Company’s stockholders (a “Company Liquidation”), the Company shall give the Optionee written notice thereof, which written notice shall specify a date (the “Accelerated Exercise Deadline”) that is not earlier than the fifteenth (15th) day after the date such notice was given as the date by which notice of exercise of this Option must be received by the Company. If the Optionee thereafter gives timely notice of exercise of this Option, such exercise shall be effective as provided in subsection (c)(i).

(c) Effectiveness of Exercise; Early Termination of Option.

(i) If the Company has given notice of a Change in Control Transaction or a Liquidating Distribution Record Date pursuant to subsection (b)(ii) and has received from the Optionee a notice of exercise not later than the Accelerated Exercise Deadline, then (unless the notice of exercise expressly states that it is not so conditioned and should be deemed an exercise of this Option to whatever extent this Option is then otherwise exercisable or to some lesser extent) the exercise of this Option effected by such notice of exercise (whether or not explicitly so stated therein) shall (x) in the case of a Change in Control Transaction, be conditioned upon, and shall be deemed to occur immediately before, the consummation of the Change in Control Transaction and (y) in the case of a Company Liquidation, be conditioned upon stockholder approval of the plan or proposal for the Company Liquidation (unless such stockholder approval has theretofore been obtained) and shall be conditioned upon (as shall be the accelerated vesting pursuant to Section 1.3(a) above) and be deemed to occur immediately before the Liquidating Distribution Record Date.

(ii) If the Company has given notice of a Change in Control Transaction or a Liquidating Distribution Record Date pursuant to subsection (b)(ii) and has not received from the Optionee a notice of exercise on or before the Accelerated Exercise Deadline, then this Option shall (to the extent not previously exercised) expire as of, and shall no longer be exercisable from and after, the Accelerated Exercise Deadline, unless the Board or the Committee (or any successor to either) in its sole and absolute discretion determines, in connection with or in anticipation of the Change in Control Transaction or Company Liquidation or otherwise, that this Option (or an option issued to replace, or in substitution, for this Option, including as permitted pursuant to Section 4.2 below) should be or remain exercisable for some longer period (ending in no event later than the Expiration Date).

(d) For purposes of this Option, a “Change in Control” means the occurrence of any of the following:

(i) any “person” (as that term is used in Section 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (other than Robert B. Barnhill, Jr., his affiliates, and members of his family) becomes the beneficial owner, directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the combined voting power of the then-outstanding securities of the Company; or

(ii) there is a change in the composition of a majority of the Board within twelve (12) months after any “person” (as defined above) (other than Robert B. Barnhill, Jr., his affiliates, and members of his family) becomes the beneficial owner, directly or indirectly, of securities of the Company representing thirty percent (30%) or more of the combined voting power of the then-outstanding securities of the Company; or

(iii) there is consummated any consolidation or merger or share exchange involving the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of the Company’s common stock would be converted into cash, securities, or other property, other than a merger of the Company in which the holders of the Company’s common stock immediately before the merger have substantially the same proportionate ownership of common stock of the surviving entity immediately after the merger; or

(iv) there is consummated any sale, lease, exchange, or other transfer (in one transaction or a series of related transactions) of all or a substantial portion of the assets of the Company other than to one or more of its wholly-owned subsidiaries; or

(v) the stockholders of the Company approve a plan or proposal for a Company Liquidation.
(e) No Extension of Expiration Date. Notwithstanding any other provision of this Option, in no event may this Option be exercised in whole or in part after the Expiration Date.

1.4. Termination for Cause; Resignation. If (i) the Optionee’s employment with the Company is terminated by the Company for Cause (as defined below) or (ii) the Optionee resigns or otherwise voluntarily terminates his or her employment with the Company other than for Good Reason (as defined below), then all rights under this Option shall terminate effective as of the date of such termination. For purposes of this Option:

(a) “Cause” means any of the following, each of which shall also constitute “gross misconduct” as that term is used in the Plan:

(i) The Optionee’s conviction of, or a plea of guilty or nolo contendere to, a felony or a crime involving moral turpitude;

(ii)The Optionee’s embezzlement or criminal diversion of funds or property of the Company or any of the Company’s subsidiaries; or

(ii) Any willful failure by the Optionee to perform the substantial duties of the Optionee’s position or any other act or failure to act that is reasonably determined by the Committee to constitute gross misconduct by the Optionee; and

(b) “Good Reason” means any of the following:

(i) Any material adverse change in the Optionee’s duties or reporting responsibilities or any material reduction in the Optionee’s authority, provided the Optionee specifically objects in writing to the change or reduction within thirty (30) days after the change or reduction occurs and the Company does not rescind the change or reduction within a further period of thirty (30) days; or

(ii) Any material failure by the Company or its subsidiaries to make a payment due to the Optionee or to provide the Optionee with a benefit due to the Optionee, but only if the failure is not cured in all material respects within fifteen (15) days after the Company receives written notice of such failure.

1.5. Termination Without Cause or for Good Reason.

(a) If the Optionee’s employment with the Company is terminated (x) by the Company other than for Cause or (y) by the Optionee for Good Reason, then, subject to Section 1.3, the Optionee shall be entitled to exercise this Option to the same extent that it would have been exercisable on the effective date of termination of the Optionee’s employment for a period of three (3) months thereafter (but in no event later than the Expiration Date), unless the Board or the Committee in its sole and absolute discretion determines that this Option should be exercisable to some greater extent or remain exercisable for some longer period (ending in no event later than the Expiration Date).

(b) In the event of any conflict between the provisions of subsection (a) of this Section and Section 1.3, the provisions of Section 1.3 shall prevail over and supersede the provisions of subsection (a) of this Section.

1.6. Disability. If the Optionee’s employment with the Company is terminated as a result of Disability (as defined in the Plan), this Option shall not terminate or be forfeited and the Optionee shall remain entitled to exercise this Option to the same extent that it would have been exercisable on the date of termination of the Optionee’s employment for a period of twelve (12) months thereafter (but in no event later than the Expiration Date), unless the Board or the Committee in its sole and absolute discretion determines that this Option should be exercisable to some greater extent or remain exercisable for some longer period (ending in no event later than the Expiration Date).

1.7. Death. In the event that the Optionee remains employed by the Company at the time of the Optionee’s death, the Optionee’s personal representative or other successor in interest shall be entitled to exercise this Option to the same extent that it would have been exercisable on the date of the Optionee’s death for a period of twelve (12) months thereafter (but in no event later than the Expiration Date), unless the Board or the Committee in its sole and absolute discretion determines that this Option should be exercisable to some greater extent or remain exercisable for some longer period (ending in no event later than the Expiration Date).
1.8. “Employment” As used in this Option, “employment” by or with the Company includes employment by or with any of the Company’s subsidiaries.
SECTION 2. EXERCISE OF OPTION

2.1. In General. In the event the Optionee desires to exercise this Option with respect to all or any portion of the Option Shares, the Optionee shall give notice to the Company in substantially the form of Exhibit A (together with any other representations, warranties, and undertakings that may otherwise be required by the Company of the Optionee pursuant to the terms of this Option or the Plan). Such notice shall state the number of Option Shares with respect to which this Option is being exercised and shall be accompanied by payment of the Exercise Price multiplied by the number of Option Shares with respect to which this Option is being exercised (the “Aggregate Exercise Price”).

2.2. Payment Options.  Unless otherwise permitted by the Board or the Committee, payment of the Aggregate Exercise Price shall be made in cash or by check payable to the order of the Company. Notwithstanding the foregoing, if authorized by the Board or the Committee in its sole discretion (either generally in respect of all or a particular class or group of option awards under the Plan or specifically in respect of this Option), payment of the Aggregate Exercise Price may also be made in whole or in part: (i) through the retention by the Company of Option Shares that would otherwise be issued pursuant to the exercise of this Option, (ii) by the delivery of shares of Common Stock already owned by the Optionee with an aggregate Fair Market Value (as defined below) equal to the Aggregate Exercise Price, or (iii) by any other form of payment that is acceptable to the Board or the Committee, as the case may be. If the Aggregate Exercise Price is paid in the manner described in clause (i) above, the number of shares to be issued to the Optionee shall be reduced by the product of (x) the total number of shares to be acquired (determined without regard to clause (i)) times (y) the quotient of (a) the Exercise Price divided by (b) the Fair Market Value, which reduction shall constitute payment of the Exercise Price for the shares acquired pursuant to clause (i).

2.3. Withholding Taxes. The Company shall be entitled to require as a condition of delivery of the shares to be acquired upon exercise of this Option that the Optionee remit to the Company an amount sufficient to satisfy all federal, state, and other taxes or withholding requirements that may be imposed upon the Company (“Tax Obligations”). Notwithstanding the foregoing, the Board or the Committee may in its sole discretion authorize payment or other satisfaction of all or any portion of such Tax Obligations to be made in a manner similar to one or more of the methods referenced in Section 2.2 with respect to payment of the Aggregate Exercise Price. Whether or not the Company requires the Optionee to remit any such amounts, the Company shall have the right to withhold such amounts from any compensation or other payments otherwise due to the Optionee.

2.4. Fractional Shares. The Company shall not be required to issue fractions of shares upon exercise of this Option. If any fractional interest in a share is otherwise deliverable upon the exercise of this Option, the Company shall purchase the fractional interest for an amount in cash equal to the Fair Market Value of the fractional interest.

2.5. Limitation on Exercise. Notwithstanding any other provision of this Option, this Option shall not be exercisable in whole or in part, and no shares of Common Stock shall be issuable by the Company in respect of any attempted exercise, at any time when such exercise or issuance is prohibited by the Company’s policies then in effect concerning transactions by officers, directors, or employees in securities of the Company.

2.6. “Fair Market Value”.

(a) For purposes of this SECTION 2, except as provided in subsection (b), “Fair Market Value” means the last reported sales price of the Common Stock on any national securities exchange or quotation system as of the day before the date of exercise, or the average of the closing bid and asked prices of the Common Stock as reported by the Nasdaq Stock Market as of the day before the date of exercise, or, if not reported by Nasdaq, the fair market value of a share of Common Stock as of the day before the date of exercise as determined in good faith by the Board or the Committee.

(b) Notwithstanding subsection (a), in the case of any exercise of this Option in connection with or conditioned upon the consummation of a Change in Control Transaction in which, or in connection with which, the Common Stock of the Company generally is valued for purposes of its acquisition, conversion, or exchange in such Change in Control Transaction, “Fair Market Value” for purposes hereof shall be equal to the value established for the Common Stock in such Change in Control Transaction, but in any event such valuation shall not be effective unless and until the conditions to such Change in Control Transaction and the implementation of such value for the Common Stock are satisfied.

2.7. Issuance Taxes. The issuance of any stock certificates upon exercise of this Option shall be made without charge to the exercising holder for any stamp or similar tax imposed with respect thereto. The Company shall not, however, be required to pay any such tax that may be payable on account of the issuance and delivery of stock certificates in any name other than that of the registered holder of this Option, and the Company shall not be required to issue or deliver any such stock certificate unless and until the person or persons requesting the issue thereof have paid to the Company the amount of such tax or have established to the satisfaction of the Company that such tax has been paid.

SECTION 3. RESTRICTIONS ON TRANSFER; LEGENDS

3.1. Transfer Restrictions; Opinion of Counsel. Neither this Option nor all or any part of the Optionee's rights hereunder may be pledged, hypothecated, sold, assigned, transferred, or otherwise encumbered or disposed of, either voluntarily or by operation of law (whether by virtue of execution, attachment, or similar process) (each of the foregoing a “Transfer”). No shares issued upon the exercise of this Option may be Transferred, other than by will or by operation of the laws of descent and distribution, unless the transferor first delivers to the Company (if the Company so requests or if a legend appearing on the certificate evidencing, or a similar restriction contained in the books of account reflecting, shares of Common Stock to be so issued requires) an opinion of counsel reasonably satisfactory to counsel for the Company to the effect that such Transfer is permitted under applicable federal and state securities laws. Any purported Transfer in violation of the foregoing restrictions shall be null and void and without effect.

3.2. Option Legends. This Option and each option issued in exchange for or upon transfer of this Option shall (unless otherwise permitted by the provisions of this SECTION 3) be stamped or otherwise imprinted with a legend in substantially the following form:

The securities represented by this Option have not been registered under the Securities Act of 1933, as amended, or the securities laws of any state; therefore, the transfer of this Option is subject to compliance with the conditions specified herein, and no transfer of this Option shall be valid or effective until such conditions have been fulfilled.

SECTION 4. ADJUSTMENT OF EXERCISE PRICE AND NUMBER OF SHARES ISSUABLE UPON EXERCISE

4.1. Stock Dividends, Splits, Etc. In the event that (i) the authorized shares of Common Stock are subdivided into a greater, or combined into a lesser, number of shares of Common Stock (whether with or without par value) or (ii) the Company issues additional Common Stock as a dividend:

(a) The Exercise Price shall be decreased or increased, as the case may be, to an amount which bears the same relation to the Exercise Price in effect immediately before such subdivision, combination, or dividend as the total number of shares of Common Stock outstanding immediately before such subdivision, combination, or dividend bears to the total number of shares of Common Stock outstanding immediately after such subdivision, combination, or dividend; and

(b) The number of shares issuable upon the exercise of this Option shall be adjusted by multiplying the number of shares so issuable immediately before the adjustment of the Exercise Price described in subsection (a) by the Exercise Price immediately before such adjustment and dividing the product so obtained by the Exercise Price after such adjustment.

4.2. Reorganization Events. In case of any capital reorganization, reclassification of the Common Stock, consolidation of the Company with, or the merger of the Company into, any other corporation or entity as may be permitted by law, or the sale of all or substantially all of the property and assets of the Company to any other corporation or entity (each a “Reorganization Event”) that affects the Common Stock in such a manner that an adjustment is necessary or appropriate in order to prevent dilution or enlargement of the benefits intended by this Option, the Committee (or any successor thereto) shall, in such manner as it may deem equitable but subject otherwise to the terms of this Option effective upon a Change in Control, adjust any or all of: (A) the number and type of securities or other property that thereafter shall be the subject of this Option and (B) the exercise price with respect to this Option, and after such Reorganization Event this Option (or any replacement or substitution therefor that is issued as a consequence of the Reorganization Event), as so adjusted, shall remain outstanding and continue to vest and be and become exercisable (but in no event beyond the Expiration Date) for shares of stock or other securities or property of the Company, or of the corporation or entity resulting from or surviving, or acquiring the assets of the Company pursuant to, such Reorganization Event .The subdivision or combination of the authorized shares of Common Stock into a greater or lesser number of shares of Common Stock (whether with or without par value) shall not be deemed a reclassification of the Common Stock for the purposes of this Section 4.2.

4.3. Notice of Certain Actions. In addition to such other notices as may be required of the Company under Section 1.3(b) in respect of a Change in Control, if any date before the Expiration Date is fixed by the Company as the date as of which holders of Common Stock (i) shall be entitled to receive any dividend or any distribution upon the Common Stock of the Company other than a dividend payable in cash or in Common Stock, (ii) shall be offered any subscription or other rights, or (iii) shall be entitled to participate in any Reorganization Event, the Company shall cause notice thereof (specifying such date) to be mailed to the registered holder of this Option at such holder’s address appearing on the books of the Company at least fifteen (15) days before the date as of which such holders of Common Stock are to be determined.

4.4. Notice of Adjustment. Whenever the Exercise Price or the number or shares issuable upon exercise of this Option is adjusted as required by the provisions of this SECTION 4 and such adjustment is not otherwise publicly announced, the Company shall endeavor to promptly mail a notice setting forth the adjusted Exercise Price and the adjusted number of shares for which this Option is exercisable to the registered holder of this Option at such holder’s last address as it appears on the books of the Company, but failure to give or receive such notice, or any defects therein or in the mailing thereof, shall not affect such adjustments.

4.5. Reservation of Sufficient Shares. The Company shall at all times reserve and keep available out of its authorized but unissued Common Stock and for the purpose of effecting the issuance of shares upon the exercise of this Option such number of its duly authorized shares of Common Stock as shall from time to time be sufficient for such purpose. If at any time the number of authorized but unissued shares of Common Stock is not sufficient to effect the issuance of shares upon the exercise of this Option at the Exercise Price then in effect, the Company shall take such corporate action as may, in the opinion of its counsel, be reasonably necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for this purpose.

4.6. Exercise Price Not Less Than Par Value. As a condition precedent to the taking of any action that would cause an adjustment reducing the then-prevailing Exercise Price below the then-par value, if any, per share of the Common Stock issuable upon exercise of this Option, the Company shall take such corporate action as may, in the opinion of its counsel, be reasonably necessary in order that the Company may validly and legally issue its Common Stock at the adjusted Exercise Price upon any subsequent exercise of this Option.

4.7. Registration and Approval.

(a) If any shares of the Common Stock reserved or to be reserved for the purpose of issuance upon the exercise of this Option require registration with or approval of any governmental authority under any federal or state law before such shares may be validly issued upon exercise of this Option, then the Company covenants that it will in good faith and as expeditiously as reasonably possible endeavor to secure such registration or approval, as the case may be; provided, however, that this provision shall not require the Company (i) to actually secure such registration or approval (but merely to endeavor in good faith and as expeditiously as reasonably possible to do so) or (ii) to endeavor to secure such registration or approval in order (x) to issue shares upon exercise of this Option if such shares can lawfully be issued pursuant to one or more exemptions from registration under applicable federal and state securities laws (whether or not as a consequence thereof such shares constitute “restricted securities” or the holder of such shares is unable to transfer such shares absent registration or the availability of a suitable exemption from registration under such laws) or (y) to enable any person to sell or distribute shares received upon exercise of this Option in a transaction involving a public offering within the meaning of the Securities Act as then in effect.

(b) In the event that shares of Common Stock issued upon exercise of this Option are not to be issued pursuant to an effective Registration Statement under the Securities Act, or if such shares otherwise are or would be restricted securities in the hands of the Optionee upon issuance, then the Company may require, as a condition to exercise by the Optionee of this Option, such representations and undertakings on the part of the Optionee as may be reasonably required by the Company to allow for such issuance without violation of, and to assure continued compliance by the Optionee following such issuance with, applicable law, and the certificate(s) evidencing such shares, or the books of account reflecting such shares, may bear or be marked with an appropriate legend as to any applicable restrictions on transfer, or similar restrictions, as may be so required.

4.8. Shares Fully Paid and Nonassessable. The Company covenants that all shares issued upon exercise of this Option will upon issuance be fully paid and nonassessable.

SECTION 5. MISCELLANEOUS

5.1. Entire Agreement. This Option (together with the Plan, to which it is and shall remain subject) constitutes the entire agreement and understanding between the parties hereto, and supersedes any prior agreement or understanding, relating to the subject matter of this Option.

5.2. Conflicts with Plan; Amendments. This Agreement has been granted as an “Option” (and, in particular, a “Non-Qualified Option”) under the Plan and shall be construed consistently with the Plan. In the event of any clear conflict between the provisions of the Plan and this Option, the provisions of the Plan shall control. The Committee has the right, in its sole discretion, to amend this Option from time to time in any manner for the purpose of promoting the objectives of the Plan but only if all other Non-Qualified Options under the Plan that are then in effect at the time of such amendment are also similarly amended with substantially the same effect. Any such amendment of this Option will, upon adoption by the Committee, become and be binding and conclusive on all persons affected by it without requirement for consent or other action by any such person. The Company will give the Optionee or other registered holder of this Option written notice of any such amendment of this Option as promptly as practicable after it is adopted.

5.3. No Rights of Stockholder. The Optionee shall not be deemed a stockholder of the Company for any purpose until the shares issuable upon exercise of this Option have been issued to the Optionee upon exercise of this Option. The existence of this Option shall not affect in any way the right or power of the Company or its stockholders to make or authorize any adjustments, recapitalizations, reorganizations, or other changes in the Company’s capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, or shares of capital stock with a preference ahead of, or convertible into, or otherwise affecting the Common Stock or rights thereof, or dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

5.4. Notices. Any notice or communication required or permitted hereunder shall be sufficiently given if delivered in person or by commercial courier service or sent by first class mail, postage prepaid:

(a) If to the Company, addressed to it at 11126 McCormick Road, Hunt Valley, MD 21031, marked for the attention of the President, and
(b) If to the Optionee, to the address set forth below Optionee’s signature, or in either case to such other address as any party shall notify the other in accordance with this section.

5.5. Governing Law. This Option shall be governed by and construed in accordance with the federal laws of the United States and the laws of the State of Delaware (without regard to any provision that would result in the application of the laws of any other state or jurisdiction).

5.6. Headings. The descriptive headings in this Option are inserted for convenience of reference only and do not constitute a part of this Agreement.
5.7. Incorporation of Recitals and Exhibits. The recitals to this Option and any exhibits and schedules hereto are a material part of and by this reference are hereby incorporated into this Option.

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IN WITNESS WHEREOF, the parties have caused this Stock Option to be signed under seal as of the date first above written.

ATTEST/WITNESS:	TESSCO TECHNOLOGIES INCORPORATED

______________________________	By:	____________________________(SEAL)
Robert B. Barnhill, Jr.
President and Chief Executive Officer

_______________________________		_____________________________________
Optionee

Address:
_______________________________
_______________________________

EXHIBIT A

TESSCO TECHNOLOGIES INCORPORATED

STOCK OPTION

NOTICE OF EXERCISE

______________________________
(Date)

TO:TESSCO Technologies Incorporated
11126 McCormick Road
Hunt Valley, MD 21031
Attn: President

I am the holder of a Stock Option dated _______ to purchase shares of the Common Stock of TESSCO Technologies Incorporated, a Delaware corporation (the “Company”) at a price of $_____ per share. I hereby exercise that Stock Option with respect to _________ shares, for an aggregate exercise price of $_______________. Payment of the aggregate exercise price accompanies this Notice of Exercise.

I acknowledge that the Company is entitled to require as a condition of delivering the certificate representing these shares that I remit to the Company an amount sufficient to satisfy all federal, state, and other taxes or withholding requirements that may be imposed upon the Company. Whether or not the Company requires me to remit any such amounts, the Company shall have the right to withhold such amounts from any compensation or other payments otherwise due to me.

Very truly yours,

________________________________
Optionee

Address:

________________________________

________________________________